AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

BPA NO.

1. CONTRACT ID CODE

PAGE 1 OF PAGES 2

2. AMENDMENT/MODIFICATION NUMBER: P00005

3. EFFECTIVE DATE: 04-29-2018

4. REQUISITION/PURCHASE REQ. NUMBER

5. PROJECT NUMBER (If applicable): 1

6. ISSUED BY CODE

7. ADMINISTERED BY (If other than Item 6) CODE

Department of Veterans Affairs
OPAL / National Acquisition Center
Building 37
1st Avenue, One Block North of Cermak
Hines IL 60141

8. NAME AND ADDRESS OF CONTRACTOR (Number, street, county, State and ZIP Code)

ARALEZ PHARMACEUTICALS US INC.

555 E LANCASTER AVE STE 540

RADNOR PA 19087

CODE 7KH89 FACILITY CODE

(X)

9A. AMENDMENT OF SOLICITATION NUMBER

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NUMBER: VA797P-16-C-0035

10B. DATED (SEE ITEM 13): 02-11-2016

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return _________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

EXERCISE 2ND OPTION YEAR

This modification is issued to exercise the 2nd option year for Metoprolol Succinate Tablets, SA, Contract VA797P-16-C-0035 for the period April 29, 2018 through April 28, 2019.

Please note that prices are changed for 2 line items.
Specific product and prices details are available on Page 2 herein.

All other terms and conditions remain unchanged and in full force and effect.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): Tom Tobin, Sr. Director, Pricing & Contracting

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): Adrienne A. Albachiara, Contracting Officer

15B. CONTRACTOR/OFFEROR: /S/ Tom Tobin (Signature of person authorized to sign)

15C. DATE SIGNED: 4/3/2018

16B. UNITED STATES OF AMERICA BY ADRIENNE A. ALBACHIARA Digitally signed by ADRIENNE A. ALBACHIARA ###### Date: 2018.04.03 14:14:5 -05'00' (Signature of ###### Officer)

16C. DATE SIGNED: 4/3/2018

PREVIOUS EDITION NOT USABLE

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA - FAR (48 CFR) 53.243

Continuation Page of SF 30
Contract Number VA797P-16-C-0035
Modification P00005
Aralez Pharmaceuticals US, Inc.
Page 2 of 2

OLD NDC#	NEW NDC#	DESCRIPTION & STRENGTH	Old Awarded Price	New Awarded Price
00186-1092-05	70347-01-0002	Metoprolol Succinate 100MG Tab, SA	$23.52	$23.52
00186-1088-05	70347-00-2502	Metoprolol Succinate 25MG Tab, SA	$10.58	$10.58
00186-1090-05	70347-00-5002	Metoprolol Succinate 50MG Tab, SA	$14.91	$14.91
00186-1092-35	70347-01-0003	Metoprolol Succinate 100MG Tab, SA	$235.20	$235.20
00186-1094-05	70347-02-0002	Metoprolol Succinate 200MG Tab, SA	$61.20	$53.86
00186-1094-35	70347-02-0003	Metoprolol Succinate 200MG Tab, SA	$612.00	$538.56
00186-1088-35	70347-00-2503	Metoprolol Succinate 25MG Tab, SA	$105.80	$105.80
00186-1090-35	70347-00-5003	Metoprolol Succinate 50MG Tab, SA	$149.10	$149.10

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